PROXY

EVERGREEN INCOME ADVANTAGE FUND

COMMON SHARES

This Proxy is solicited on behalf of the Board of Trustees of Evergreen Income Advantage Fund for the Annual Meeting of Shareholders.

                The undersigned, revoking any previously executed proxies, hereby appoints Catherine F. Kennedy, Michael H. Koonce, Lloyd Lipsett, Brian J. Montana, Kevin J. Ouellette and Maureen E. Towle, or each of them acting individually, as proxies of the undersigned, each with full power of substitution, to represent and vote all of the common shares of the Fund that the undersigned would be entitled to vote at the 2008 Annual Meeting of Shareholders of Evergreen Income Advantage Fund to be held at the offices of Evergreen Investments, 26th Floor, 200 Berkeley Street, Boston, Massachusetts  02116-5034 on August 8, 2008 at 10:00 a.m. Eastern time, and at any and all adjournments thereof.

                Receipt of the Notice of Meeting and the accompanying Proxy Statement, which describes the matters to be considered and voted on, is hereby acknowledged.

(Continued, and to be signed on other side)

The common shares represented by this proxy will be voted as specified in the following Item 1, but if no choice is specified, they will be voted FOR the election of the three (3) persons named below as nominee Trustees under “Election of Trustees (Proposal 1).”  If any nominee for any reason becomes unable to serve or is unwilling to serve or, for good cause will not serve, the persons named as proxies on the other side of this proxy card will vote for the election of such other person or persons as they may consider qualified.  The Board of Trustees has no reason to believe that any of the three (3) nominee Trustees will be unable or unwilling to serve.

                                                                                                                                                                                                                                                                                                                                                                                                                                                                                  votes as in this X                                                                                                                                                                                                                           Please mark your

                X             Please mark your

                                votes as in this

                                example.

1. ELECTION OF TRUSTEES
Nominees: Carol A. Kosel Dr. Russell A. Salton, III Richard K. Wagoner
[ ] FOR all nominees (except as marked to the contrary below*)
[ ] WITHHOLD AUTHORITY to vote for all nominees

(*INSTRUCTION:  To withhold authority to vote for any individual nominee, write the name of the nominee(s) below.)

________________________________________________________________________________

________________________________________________________________________________

________________________________________________________________________________

________________________________________________________________________________

________________________________________________________________________________

2. In their discretion, the proxies are authorized to vote upon any other business which may properly come before the meeting or any adjournment thereof.

SIGNATURE(S)__________________________________________________________________________ DATE_____________, 2008.

PLEASE SIGN EXACTLY AS YOUR NAME(S) APPEAR ON THIS PROXY. If joint owners, EITHER may sign this Proxy. When signing as attorney, executor, administrator, trustee, guardian, or custodian for a minor, please give your full title. When signing on behalf of a corporation or as a partner for a partnership, please give the full corporate or partnership name and your title, if any.

If any other matters about which the Fund did not have timely notice properly come before the meeting, authorization is given to the proxy holders to vote in accordance with the views of management of the Fund.

                                                                                                                ---------------------------------------

                                                                                                                PLEASE SIGN AND RETURN

                                                                                                                THIS PROXY CARD IN THE

                                                                                                                ENCLOSED ENVELOPE.

                                                                                                                -----------------------------------

PROXY

EVERGREEN INCOME ADVANTAGE FUND

PREFERRED SHARES

This Proxy is solicited on behalf of the Board of Trustees of Evergreen Income Advantage Fund for the Annual Meeting of Shareholders.

                The undersigned, revoking any previously executed proxies, hereby appoints Catherine F. Kennedy, Michael H. Koonce, Lloyd Lipsett, Brian J. Montana, Kevin J. Ouellette and Maureen E. Towle, or each of them acting individually, as proxies of the undersigned, each with full power of substitution, to represent and vote all of the preferred shares of the Fund that the undersigned would be entitled to vote at the 2008 Annual Meeting of Shareholders of Evergreen Income Advantage Fund to be held at the offices of Evergreen Investments, 26th Floor, 200 Berkeley Street, Boston, Massachusetts  02116-5034 on August 8, 2008 at 10:00 a.m. Eastern time, and at any and all adjournments thereof.

                Receipt of the Notice of Meeting and the accompanying Proxy Statement, which describes the matters to be considered and voted on, is hereby acknowledged.

(Continued, and to be signed on other side)

The preferred shares represented by this proxy will be voted as specified in the following Item 1, but if no choice is specified, they will be voted FOR the election of the five (5) persons named below as nominee Trustees under “Election of Trustees (Proposal 1).”  If any nominee for any reason becomes unable to serve or is unwilling to serve or, for good cause will not serve, the persons named as proxies on the other side of this proxy card will vote for the election of such other person or persons as they may consider qualified.  The Board of Trustees has no reason to believe that any of the five (5) nominee Trustees will be unable or unwilling to serve.

                                                                                                                                                                                                                                                                                                                                                                                                                                                                                  votes as in this X                                                                                                                                                                                                                           Please mark your

                X             Please mark your

                                votes as in this

                                example.

1. ELECTION OF TRUSTEES
Nominees: Carol A. Kosel William W. Pettit David M. Richardson Dr. Russell A. Salton, III Richard K. Wagoner
[ ] FOR all nominees (except as marked to the contrary below*)
[ ] WITHHOLD AUTHORITY to vote for all nominees

(*INSTRUCTION:  To withhold authority to vote for any individual nominee, write the name of the nominee(s) below.)

________________________________________________________________________________

________________________________________________________________________________

________________________________________________________________________________

________________________________________________________________________________

________________________________________________________________________________

2. In their discretion, the proxies are authorized to vote upon any other business which may properly come before the meeting or any adjournment thereof.

SIGNATURE(S)__________________________________________________________________________ DATE_____________, 2008.

PLEASE SIGN EXACTLY AS YOUR NAME(S) APPEAR ON THIS PROXY. If joint owners, EITHER may sign this Proxy. When signing as attorney, executor, administrator, trustee, guardian, or custodian for a minor, please give your full title. When signing on behalf of a corporation or as a partner for a partnership, please give the full corporate or partnership name and your title, if any.

If any other matters about which the Fund did not have timely notice properly come before the meeting, authorization is given to the proxy holders to vote in accordance with the views of management of the Fund.

                                                                                                                ---------------------------------------

                                                                                                                PLEASE SIGN AND RETURN

                                                                                                                THIS PROXY CARD IN THE

                                                                                                                ENCLOSED ENVELOPE.

                                                                                                                -----------------------------------